                  AIM MID CAP OPPORTUNITIES FUND ANNUAL REPORT

                                OCTOBER 31, 2001


                                   CORRECTION

In the "Results of a $10,000 Investment" chart on page 4 of this report, the lines representing the S&P MidCap 400 Index and the Lipper Mid-Cap Growth Index were reversed. The end result of a $10,000 investment in the S&P MidCap 400 Index should have read $11,860. The end result of a $10,000 investment in the Lipper Mid-Cap Growth Index should have read $10,182. The end result for the fund was correct: $16,854. A corrected version of the chart appears here.


 Mid Cap Opportunities Class A     Lipper Mid-Cap Growth        S&P Midcap 400
   12/98        9450                 12/98       10000               10000
                10310                            10498               9611
                9847.03                          9680                9107
                11255.2                          10371               9362
   4/99         12474.1              4/99        10796               10100
                13116.5                          10751               10145
                13768.4                          11617               10686
   7/99         14911.2              7/99        11458               10460
                15525.5                          11399               10102
                16214.9                          11732               9790
   10/99        17027.2              10/99       12769               10289
                19222                            14371               10829
                21311.5                          17368               11473
   1/00         21228.3              1/00        17070               11149
                27384.6                          21347               11930
                27855.6                          19845               12928
   4/00         25212.1              4/00        17227               12477
                23371.6                          15678               12321
                25054.3                          18115               12502
   7/00         24688.6              7/00        17363               12700
                25910.6                          19634               14118
                25534.9                          18690               14022
   10/00        24301.6              10/00       17178               13547
                21584.7                          13586               12524
                23466.9                          14565               13482
   1/01         23173.5              1/01        14763               13783
                21208.4                          12549               12996
                18992.1                          11217               12030
   4/01         20224.7              4/01        12696               13357
                19702.9                          12800               13668
                19494.1                          12750               13614
   7/01         18940.4              7/01        12079               13411
                18218.8                          11270               12972
                16202                            9645                11358
   10/01        16854                10/01       10182               11860

Source:  Lipper, Inc.

  Past performance cannot guarantee comparable future results.


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